DEAN WITTER RETIREMENT SERIES- LIQUID ASSET FUND

                 Exhibit 16: Schedule for computation of each performance quotation provided in the Statement of Additional Information.


     16 (A)      The Trust's current yield for the seven days ending
                 JULY  31, 1996.

                          (A-B) x 365/N

                 (1.000854-1)  x  365/7      =                  4.45%

                 The Trust's effective annualized yield for the seven days ending JULY 31, 1996.

                        365/N
                 A                    - 1

                             365/7
                 1.000854              - 1        =              4.55%




     16 (B) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES The Trust's current yield for the seven days ending JULY 31, 1996.

                          (A-B) x 365/N

                 (1.000825-1)  x  365/7      =                  4.30%

                 The Trust's effective annualized yield for the seven days ending JULY 31, 1996.

                        365/N
                 A                    - 1

                            365/7
                 1.000825              - 1        =              4.39%



                 A =  Value of  a share of the Trust at end of period.
                 B = Value of a share of the Trust at beginning of period. N = Number of days in the period.

DEAN WITTER RETIREMENT SERIES - U.S. GOV'T MONEY MARKET SERIES
                                              07/31/96

              With Waiver of Fees and Assumption of Expenses.

              Exhibit 16: Schedule for computation of each performance quotation provided in the Statement of Additional Information.


      (16)    The Fund's current yield for the seven days ending
              July 31, 1996

               (A-B) x 365/N

              (1.000823-1)  x  365/7      =                    4.29%

              The Fund's effective annualized yield for the seven days ending July 31, 1996

                     365/N
              A                    - 1

                             365/7
              1.000823              - 1        =                4.38%

              A =  Value of a share of the Trust at end of period.

              B =  Value of a share of the Trust at beginning of period.

              N =  Number of days in the  period.

DEAN WITTER RETIREMENT SERIES - U.S. GOV'T MONEY MARKET SERIES
                                              07/31/96

               Without Waiver of Fees and Assumption of Expenses.

               Exhibit 16: Schedule for computation of each performance quotation provided in the Statement of Additional Information.


      (16)     The Fund's current yield for the seven days ending
               July 31, 1996

                (A-B) x 365/N

               (1.000814-1)  x  365/7      =                    4.24%

               The Fund's effective annualized yield for the seven days ending July 31, 1996

                      365/N
               A                    - 1

                              365/7
               1.000814              - 1        =                4.33%

               A =  Value of a share of the Trust at end of period.

               B =  Value of a share of the Trust at beginning of period.

               N =  Number of days in the  period.

         DEAN WITTER RETIREMENT SERIES U.S. GOVERNMENT SECURITIES TRUST
                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                             30 DAYS AS OF 7/31/96

                                  6
(A)   YIELD = 2 { [ ((a-b) /cd)  +1] -1}



      WHERE:          a = Dividends and interest earned during the period

                      b = Expenses accrued for the period

                      c = The average daily number of shares outstanding
                             during the period that were entitled to receive dividends

                      d = The maximum offering price per share on the last
                             day of the period


                                                                  6
      YIELD = 2 { [ ((48,023.34 - 9,320.64) /899,079.884 X 9.59) +1] -1}

                                      = 5.45%

        Without  Waiver of Fees and Assumption of Expenses.

         DEAN WITTER RETIREMENT SERIES U.S. GOVERNMENT SECURITIES TRUST
                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                             30 DAYS AS OF 7/31/96


                                  6
(A)   YIELD = 2 { [ ((a-b) /cd)  +1] -1}



      WHERE:          a = Dividends and interest earned during the period

                      b = Expenses accrued for the period

                      c = The average daily number of shares outstanding
                             during the period that were entitled to receive dividends

                      d = The maximum offering price per share on the last
                             day of the period


                                                                  6
      YIELD = 2 { [ ((14,859.49 - 3,832.01) /300,683.615 X 9.56) +1] -1}

                                  =  5.77%

        Without  Waiver of Fees and Assumption of Expenses.

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                       DW RET SERIES INTERMEDIATE INCOME
                                  30 day Yield
                   FOR THE 30 DAY PERIOD ENDING JULY 31, 1996



                            6
YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



WHERE:     a = Dividends and interest earned during the period

           b = Expenses accrued for the period

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price per share on the last day of the period




WITH OUT EXPENSE LIMITATION EXCESS FACTORED IN                               6
       = 5.846369%     = 2{ [(( 23,386.37-3,262.57))/444,266.742*9.41)+1] -1}

WITH EXPENSE LIMITATION EXCESS FACTORED IN                                   6
       = 4.968130%     = 2{ [(( 23,386.37-6,254.91))/444,266.742*9.41)+1] -1}

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS DEAN WITTER RETIREMENT SERIES LIQUID ASSET FUND INC.


(A)        GROWTH OF $10,000
(B)        GROWTH OF $50,000
(C)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


INVESTED - P          TOTAL
$10,000, $50,000 &    RETURN - TR     (A) GROWTH OF          (B) GROWTH OF           (C) GROWTH OF
$100,000                31-Jul-96     $10,000 INVESTMENT -G  $50,000 INVESTMENT - G  $100,000 INVESTMENT -G
---------------       -----------     ---------------------  ----------------------  ----------------------
   30-Dec-92                17.59            $11,759                  $58,795                  $117,590



                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
               DEAN WITTER RETIREMENT SERIES U.S. GOVT. MONEY MARKET


(A)        GROWTH OF $10,000
(B)        GROWTH OF $50,000
(C)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


INVESTED - P          TOTAL
$10,000, $50,000 &    RETURN - TR     (A) GROWTH OF          (B) GROWTH OF           (C) GROWTH OF
$100,000                31-Jul-96     $10,000 INVESTMENT -G  $50,000 INVESTMENT - G  $100,000 INVESTMENT -G
---------------       -----------     ---------------------  ----------------------  ----------------------
   02-Jan-93                15.81            $11,581                  $57,905                  $115,810



              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
         DEAN WITTER RETIREMENT SERIES U.S. GOVERNMENT SECURITIES TRUST




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                             _                                                _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |                  EV            |
            t  =            |    \  |             -------------      |  - 1
                            |     \ |                   P            |
                            |      \|                        |
                            |_                              _|

                                EV
           TR  =            ----------           - 1
                                 P


                      t = AVERAGE ANNUAL COMPOUND RETURN
                      n = NUMBER OF YEARS
                     EV = ENDING VALUE
                      P = INITIAL INVESTMENT
                     TR = TOTAL RETURN


                                 (B)                       (A)
  $1,000         EV AS OF        TOTAL         NUMBER OF   AVERAGE ANNUAL
INVESTED - P     31-Jul-96       RETURN - TR   YEARS - n   COMPOUND RETURN - t
------------     ---------      ------------   ---------   -------------------
 31-Jul-95       $1,044.90         4.49%               1              4.49%

 08-Jan-93       $1,146.70        14.67%           3.5519             3.92%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                           _                                                  _
                          |        ______________________  |
FORMULA:                  |       |                        |
                          |  /\ n |                  EVb           |
          tb =            |    \  |             -------------      |  - 1
                          |     \ |                   P            |
                          |      \|                        |
                          |_                              _|


                     tb = AVERAGE ANNUAL COMPOUND RETURN
                          (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                      n = NUMBER OF YEARS
                    EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                          ASSUMED BY FUND MANAGER)
                      P = INITIAL INVESTMENT


                                                        (C)
  $1,000         EVb AS OF         NUMBER OF           AVERAGE ANNUAL
INVESTED - P     31-Jul-96         YEARS - n           COMPOUND RETURN - tb
------------     ---------         ---------           --------------------
 31-Jul-95       $1,037.20                 1                        3.72%

 08-Jan-93       $1,118.00            3.5592                        3.18%


(D)                 GROWTH OF $10,000
(E)                 GROWTH OF $50,000
(F)                 GROWTH OF $100,000


FORMULA:            G= (TR+1)*P
                    G= GROWTH OF INITIAL INVESTMENT
                    P= INITIAL INVESTMENT
                    TR= TOTAL RETURN SINCE INCEPTION


$10,000          TOTAL        (D)   GROWTH OF          (E)   GROWTH OF        (F)   GROWTH OF
INVESTED - P     RETURN - TR  $10,000 INVESTMENT- G   $50,000 INVESTMENT- G   $100,000 INVESTMENT- G
------------     -----------  ----------------------  ---------------------   ----------------------
 08-Jan-93             14.67     $11,467                           $57,335              $114,670

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
             DEAN WITTER RETIREMENT SERIES INTERMEDIATE INCOME




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)


                           |        ----------------------  |
FORMULA:                   |       |           |
                           |  /\ n |          EV            |
           t  =            |    \  |      -------------     |  - 1
                           |     \ |           P            |
                           |      \|                        |
                           |_                  _|

                               EV
          TR  =            ----------           - 1
                                P


                      t = AVERAGE ANNUAL COMPOUND RETURN
                      n = NUMBER OF YEARS
                     EV = ENDING VALUE
                      P = INITIAL INVESTMENT
                     TR = TOTAL RETURN


                               (B)                        (A)
  $1,000        EV AS OF       TOTAL          NUMBER OF   AVERAGE ANNUAL
INVESTED - P    31-Jul-96      RETURN - TR    YEARS - n   COMPOUND RETURN - t
------------    ---------      -----------    ---------   -------------------
 31-Jul-95      $1,039.50         3.95%               1            3.95%

 12-Jan-93      $1,157.40        15.74%           3.5483           4.20%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                           -                                                  -
                          |        ----------------------  |
FORMULA:                  |       |           |
                          |  /\ n |          EVb           |
          tb =            |    \  |     -------------      |  - 1
                          |     \ |           P            |
                          |      \|                        |
                          |_                  _|


                     tb = AVERAGE ANNUAL COMPOUND RETURN
                          (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                      n = NUMBER OF YEARS
                    EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                          ASSUMED BY FUND MANAGER)
                      P = INITIAL INVESTMENT


                                                (C)
  $1,000        EVb AS OF      NUMBER OF        AVERAGE ANNUAL
INVESTED - P    31-Jul-96      YEARS - n        COMPOUND RETURN - tb
------------    ---------      ---------        --------------------
 31-Jul-95      $1,031.80             1                   3.18%

 12-Jan-93      $1,141.40        3.5483                   3.80%


(D)                 GROWTH OF $10,000
(E)                 GROWTH OF $50,000
(F)                 GROWTH OF $100,000








FORMULA:            G= (TR+1)*P
                    G= GROWTH OF INITIAL INVESTMENT
                    P= INITIAL INVESTMENT
                    TR= TOTAL RETURN SINCE INCEPTION

$10,000         TOTAL        (D)   GROWTH OF        (E)   GROWTH OF        (F)   GROWTH OF
INVESTED - P    RETURN - TR  $10,000 INVESTMENT- G  $50,000 INVESTMENT- G  $100,000 INVESTMENT- G
------------    -----------  ---------------------  ---------------------  ----------------------
 12-Jan-93         15.74          $11,574                         $57,870               $115,740


                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                    DEAN WITTER RETIREMENT SERIES AMERICAN VALUE




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                            -                                                  -
                           |        ----------------------   |
FORMULA:                   |       |            |
                           |  /\ n |           EV            |
           t  =            |    \  |      -------------      |  - 1
                           |     \ |            P            |
                           |      \|                         |
                           |_                    _|

                               EV
          TR  =            ----------           - 1
                                P


                      t = AVERAGE ANNUAL COMPOUND RETURN
                      n = NUMBER OF YEARS
                     EV = ENDING VALUE
                      P = INITIAL INVESTMENT
                     TR = TOTAL RETURN


                               (B)                          (A)
  $1,000         EV AS OF      TOTAL         NUMBER OF      AVERAGE ANNUAL
INVESTED - P     31-Jul-96     RETURN - TR   YEARS - n      COMPOUND RETURN - t
------------     ---------     -----------   ---------      -------------------
 31-Jul-95       $1,098.30         9.83%             1                9.83%

 01-Feb-93       $1,464.50        46.45%        3.4935               11.54%


(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                           -                                                  -
                          |        ----------------------  |
FORMULA:                  |       |              |
                          |  /\ n |             EVb           |
          tb =            |    \  |        -------------      |  - 1
                          |     \ |              P            |
                          |      \|              |
                          |_                      _|


                     tb = AVERAGE ANNUAL COMPOUND RETURN
                          (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                      n = NUMBER OF YEARS
                    EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                          ASSUMED BY FUND MANAGER)
                      P = INITIAL INVESTMENT


                                                        (C)
 $1,000          EVb AS OF          NUMBER OF           AVERAGE ANNUAL
INVESTED - P     31-Jul-96          YEARS - n           COMPOUND RETURN - tb
------------     ---------          ---------           --------------------
  31-Jul-95      $1,093.20                  1                        9.32%

  01-Feb-93      $1,448.80             3.4935                       11.20%

(D)                 GROWTH OF $10,000
(E)                 GROWTH OF $50,000
(F)                 GROWTH OF $100,000


FORMULA:            G= (TR+1)*P
                    G= GROWTH OF INITIAL INVESTMENT
                    P= INITIAL INVESTMENT
                    TR= TOTAL RETURN SINCE INCEPTION






$10,000       TOTAL          (D)   GROWTH OF         (E)   GROWTH OF        (F)   GROWTH OF
INVESTED - P  RETURN - TR    $10,000 INVESTMENT- G   $50,000 INVESTMENT- G  $100,000 INVESTMENT- G
------------  -----------    ---------------------   ---------------------  ----------------------
01-Feb-93        46.45                $14,645                 $73,225                $146,450


                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER RETIREMENT SERIES CAPITAL GROWTH




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                            -                                                 -
                           |        ----------------------  |
FORMULA:                   |       |           |
                           |  /\ n |          EV            |
           t  =            |    \  |     -------------      |  - 1
                           |     \ |           P            |
                           |      \|                        |
                           |_                  _|

                               EV
          TR  =            ----------           - 1
                                P


                      t = AVERAGE ANNUAL COMPOUND RETURN
                      n = NUMBER OF YEARS
                     EV = ENDING VALUE
                      P = INITIAL INVESTMENT
                     TR = TOTAL RETURN


                                  (B)                           (A)
  $1,000          EV AS OF       TOTAL         NUMBER OF    AVERAGE ANNUAL
INVESTED - P      31-Jul-96      RETURN - TR   YEARS - n    COMPOUND RETURN - t
------------      ---------      -----------   ---------    -------------------
 31-Jul-95        $1,145.80         14.58%             1          14.58%

 02-Feb-93        $1,302.00         30.20%        3.4908           7.85%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                           -                                                  -
                          |        ----------------------  |
FORMULA:                  |       |           |
                          |  /\ n |          EVb           |
          tb =            |    \  |     -------------      |  - 1
                          |     \ |           P            |
                          |      \|                        |
                          |_                  _|


                     tb = AVERAGE ANNUAL COMPOUND RETURN
                          (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                      n = NUMBER OF YEARS
                    EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                          ASSUMED BY FUND MANAGER)
                      P = INITIAL INVESTMENT


                                                    (C)
  $1,000        EVb AS OF         NUMBER OF         AVERAGE ANNUAL
INVESTED - P    31-Jul-96         YEARS - n         COMPOUND RETURN - tb
------------    ---------         ---------         --------------------
 31-Jul-95      $1,133.10              1.00               13.31%

 02-Feb-93      $1,281.40            3.4908               7.36%

(D)                 GROWTH OF $10,000
(E)                 GROWTH OF $50,000
(F)                 GROWTH OF $100,000


FORMULA:            G= (TR+1)*P
                    G= GROWTH OF INITIAL INVESTMENT
                    P= INITIAL INVESTMENT
                    TR= TOTAL RETURN SINCE INCEPTION

$10,000        TOTAL          (D)   GROWTH OF        (E)   GROWTH OF        (F)   GROWTH OF
INVESTED - P   RETURN - TR    $10,000 INVESTMENT- G  $50,000 INVESTMENT- G  $100,000 INVESTMENT- G
------------   -----------    ---------------------- ---------------------  ----------------------
 02-Feb-93        30.20           $13,020                        $65,100               $130,200

                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                 DEAN WITTER RETIREMENT SERIES DIVIDEND GROWTH




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                            -                                                 -
                           |        ----------------------  |
FORMULA:                   |       |           |
                           |  /\ n |          EV            |
           t  =            |    \  |     -------------      |  - 1
                           |     \ |           P            |
                           |      \|                        |
                           |_                  _|

                               EV
          TR  =            ----------           - 1
                                P


                      t = AVERAGE ANNUAL COMPOUND RETURN
                      n = NUMBER OF YEARS
                     EV = ENDING VALUE
                      P = INITIAL INVESTMENT
                     TR = TOTAL RETURN


                                (B)                        (A)
  $1,000         EV AS OF       TOTAL          NUMBER OF   AVERAGE ANNUAL
INVESTED - P     31-Jul-96      RETURN - TR    YEARS - n   COMPOUND RETURN - t
------------     ---------      -----------    ---------   -------------------
  31-Jul-95      $1,160.90         16.09%              1           16.09%

  07-Jan-93      $1,624.20         62.42%          3.5619          14.59%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                           -                                                   -
                          |        ----------------------  |
FORMULA:                  |       |           |
                          |  /\ n |          EVb           |
          tb =            |    \  |     -------------      |  - 1
                          |     \ |           P            |
                          |      \|                        |
                          |_                  _|


                     tb = AVERAGE ANNUAL COMPOUND RETURN
                          (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                      n = NUMBER OF YEARS
                    EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                          ASSUMED BY FUND MANAGER)
                      P = INITIAL INVESTMENT


                                         (C)
  $1,000        EVb AS OF   NUMBER OF    AVERAGE ANNUAL
INVESTED - P    31-Jul-96   YEARS - n    COMPOUND RETURN - tb
------------    ---------   ---------    --------------------
 31-Jul-95      $1,157.70           1            15.77%

 07-Jan-93      $1,610.80      3.5619            14.32%



(D)                 GROWTH OF $10,000
(E)                 GROWTH OF $50,000
(F)                 GROWTH OF $100,000


FORMULA:            G= (TR+1)*P
                    G= GROWTH OF INITIAL INVESTMENT
                    P= INITIAL INVESTMENT
                    TR= TOTAL RETURN SINCE INCEPTION

$10,000       TOTAL         (D)   GROWTH OF         (E)   GROWTH OF        (F)   GROWTH OF
INVESTED - P  RETURN - TR   $10,000 INVESTMENT- G   $50,000 INVESTMENT- G  $100,000 INVESTMENT- G
------------  -----------   ---------------------   ---------------------  ----------------------
 07-Jan-93       62.42          $16,242                           $81,210           $162,420

                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                    DEAN WITTER RETIREMENT SERIES STRATEGIST




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                            -                                                 -
                           |        ----------------------  |
FORMULA:                   |       |           |
                           |  /\ n |          EV            |
           t  =            |    \  |     -------------      |  - 1
                           |     \ |           P            |
                           |      \|                        |
                           |_                  _|

                               EV
          TR  =            ----------           - 1
                                P


                      t = AVERAGE ANNUAL COMPOUND RETURN
                      n = NUMBER OF YEARS
                     EV = ENDING VALUE
                      P = INITIAL INVESTMENT
                     TR = TOTAL RETURN


                           (B)                            (A)
  $1,000       EV AS OF    TOTAL         NUMBER OF   AVERAGE ANNUAL
INVESTED - P   31-Jul-96   RETURN - TR   YEARS - n   COMPOUND RETURN - t
------------   ---------   -----------   ---------   -------------------
 31-Jul-95     $1,169.70        16.97%           1             16.97%

 07-Jan-93     $1,360.80        36.08%      3.5619              9.03%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                           -                                                  -
                          |        ----------------------  |
FORMULA:                  |       |           |
                          |  /\ n |          EVb           |
          tb =            |    \  |     -------------      |  - 1
                          |     \ |           P            |
                          |      \|                        |
                          |_                  _|


                     tb = AVERAGE ANNUAL COMPOUND RETURN
                          (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                      n = NUMBER OF YEARS
                    EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                          ASSUMED BY FUND MANAGER)
                      P = INITIAL INVESTMENT


                                       (C)
  $1,000       EVb AS OF   NUMBER OF   AVERAGE ANNUAL
INVESTED - P   31-Jul-96   YEARS - n   COMPOUND RETURN - tb
------------   ---------   ---------   --------------------
 31-Jul-95     $1,163.20           1              16.32%
 07-Jan-93     $1,345.70      3.5619               8.69%


(D)                 GROWTH OF $10,000
(E)                 GROWTH OF $50,000
(F)                 GROWTH OF $100,000


FORMULA:            G= (TR+1)*P
                    G= GROWTH OF INITIAL INVESTMENT
                    P= INITIAL INVESTMENT
                    TR= TOTAL RETURN SINCE INCEPTION







$10,000        TOTAL         (D)   GROWTH OF         (E)   GROWTH OF         (F)   GROWTH OF
INVESTED - P   RETURN - TR   $10,000 INVESTMENT- G   $50,000 INVESTMENT- G   $100,000 INVESTMENT- G
------------   -----------   ---------------------   ---------------------   ----------------------
 07-Jan-93           36.08       $13,608                           $68,040            $136,080


                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                      DEAN WITTER RETIREMENT SERIES UTILITIES




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                            -                                                 -
                           |        ----------------------  |
FORMULA:                   |       |           |
                           |  /\ n |          EV            |
           t  =            |    \  |     -------------      |  - 1
                           |     \ |           P            |
                           |      \|                        |
                           |_                  _|

                               EV
          TR  =            ----------           - 1
                                P


                      t = AVERAGE ANNUAL COMPOUND RETURN
                      n = NUMBER OF YEARS
                     EV = ENDING VALUE
                      P = INITIAL INVESTMENT
                     TR = TOTAL RETURN


                           (B)                       (A)
  $1,000       EV AS OF    TOTAL         NUMBER OF   AVERAGE ANNUAL
INVESTED - P   31-Jul-96   RETURN - TR   YEARS - n   COMPOUND RETURN - t
------------   ---------   -----------   ---------   -------------------
 31-Jul-95     $1,087.60         8.76%           1           8.76%

 08-Jan-93     $1,329.10        32.91%      3.5592           8.32%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                           -                                                 -
                          |        ----------------------  |
FORMULA:                  |       |           |
                          |  /\ n |          EVb           |
          tb =            |    \  |     -------------      |  - 1
                          |     \ |           P            |
                          |      \|                        |
                          |_                  _|


                     tb = AVERAGE ANNUAL COMPOUND RETURN
                          (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                      n = NUMBER OF YEARS
                    EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                          ASSUMED BY FUND MANAGER)
                      P = INITIAL INVESTMENT


                                      (C)
  $1,000      EVb AS OF   NUMBER OF   AVERAGE ANNUAL
INVESTED - P  31-Jul-96   YEARS - n   COMPOUND RETURN - tb
------------  ---------   ---------   --------------------
 31-Jul-95    $1,079.30           1              7.93%

 08-Jan-93    $1,299.80      3.5592              7.65%


(D)                 GROWTH OF $10,000
(E)                 GROWTH OF $50,000
(F)                 GROWTH OF $100,000

FORMULA:            G= (TR+1)*P
                    G= GROWTH OF INITIAL INVESTMENT
                    P= INITIAL INVESTMENT
                    TR= TOTAL RETURN SINCE INCEPTION

$10,000        TOTAL         (D)   GROWTH OF         (E)   GROWTH OF         (F)   GROWTH OF
INVESTED - P   RETURN - TR   $10,000 INVESTMENT- G   $50,000 INVESTMENT- G   $100,000 INVESTMENT- G
------------   -----------   ----------------------  ---------------------   ----------------------
 08-Jan-93           32.91       $13,291                           $66,455           $132,910

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER RETIREMENT SERIES VALUE ADDED




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                            -                                                 -
                           |        ----------------------  |
FORMULA:                   |       |          |
                           |  /\ n |          EV            |
           t  =            |    \  |     -------------      |  - 1
                           |     \ |           P            |
                           |      \|                        |
                           |_                  _|

                               EV
          TR  =            ----------           - 1
                                P


                      t = AVERAGE ANNUAL COMPOUND RETURN
                      n = NUMBER OF YEARS
                     EV = ENDING VALUE
                      P = INITIAL INVESTMENT
                     TR = TOTAL RETURN


                           (B)                           (A)
  $1,000       EV AS OF    TOTAL         NUMBER OF   AVERAGE ANNUAL
INVESTED - P   31-Jul-96   RETURN - TR   YEARS - n   COMPOUND RETURN - t
------------   ---------   -----------   ---------   -------------------
 31-Jul-95     $1,111.90       11.19%            1               11.19%

 01-Feb-93     $1,495.50       49.55%       3.4935               12.21%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                           -                                                  -
                          |        ----------------------  |
FORMULA:                  |       |           |
                          |  /\ n |          EVb           |
          tb =            |    \  |     -------------      |  - 1
                          |     \ |           P            |
                          |      \|                        |
                          |_                  _|


                     tb = AVERAGE ANNUAL COMPOUND RETURN
                          (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                      n = NUMBER OF YEARS
                    EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                          ASSUMED BY FUND MANAGER)
                      P = INITIAL INVESTMENT



                                           (C)
  $1,000       EVb AS OF   NUMBER OF   AVERAGE ANNUAL
INVESTED - P   31-Jul-96   YEARS - n   COMPOUND RETURN - tb
------------   ---------   ---------   --------------------
 31-Jul-95     $1,108.70           1               10.87%

 01-Feb-93     $1,481.60      3.4935               11.91%


(D)                 GROWTH OF $10,000
(E)                 GROWTH OF $50,000
(F)                 GROWTH OF $100,000


FORMULA:            G= (TR+1)*P
                    G= GROWTH OF INITIAL INVESTMENT
                    P= INITIAL INVESTMENT
                    TR= TOTAL RETURN SINCE INCEPTION


$10,000        TOTAL         (D)   GROWTH OF         (E)   GROWTH OF         (F)   GROWTH OF
INVESTED - P   RETURN - TR   $10,000 INVESTMENT- G   $50,000 INVESTMENT- G   $100,000 INVESTMENT- G
------------   -----------   ---------------------   ---------------------   ----------------------
 01-Feb-93         49.55          $14,955                          $74,775             $149,550

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                  DEAN WITTER RETIREMENT SERIES GLOBAL EQUITY


(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN (NO LOAD FUND)

                            -                                                 -
                           |        ----------------------  |
FORMULA:                   |       |          |
                           |  /\ n |          EV            |
           t  =            |    \  |     -------------      |  - 1
                           |     \ |           P            |
                           |      \|                        |
                           |_                  _|

                               EV
          TR  =            ----------           - 1
                                P


                      t = AVERAGE ANNUAL COMPOUND RETURN
                      n = NUMBER OF YEARS
                     EV = ENDING VALUE
                      P = INITIAL INVESTMENT
                     TR = TOTAL RETURN


                           (B)                       (A)
  $1,000       EV AS OF    TOTAL         NUMBER OF   AVERAGE ANNUAL
INVESTED - P   31-Jul-96   RETURN - TR   YEARS - n   COMPOUND RETURN - t
------------   ---------   -----------   ---------   -------------------
 31-Jul-95     $1,072.60         7.26%           1             7.26%

 08-Jan-93     $1,217.10         21.71%     3.5592             5.68%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                           -                                                  -
                          |        ----------------------  |
FORMULA:                  |       |           |
                          |  /\ n |          EVb           |
          tb =            |    \  |     -------------      |  - 1
                          |     \ |           P            |
                          |      \|                        |
                          |_                  _|


                     tb = AVERAGE ANNUAL COMPOUND RETURN
                          (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                      n = NUMBER OF YEARS
                    EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                          ASSUMED BY FUND MANAGER)
                      P = INITIAL INVESTMENT


                                       (C)
  $1,000       EVb AS OF   NUMBER OF   AVERAGE ANNUAL
INVESTED - P   31-Jul-96   YEARS - n   COMPOUND RETURN - tb
------------   ---------   ---------   --------------------
 31-Jul-95     $1,063.50           1               6.35%

 08-Jan-93     $1,194.40      3.5592               5.12%


(D)                 GROWTH OF $10,000
(E)                 GROWTH OF $50,000
(F)                 GROWTH OF $100,000


FORMULA:            G= (TR+1)*P
                    G= GROWTH OF INITIAL INVESTMENT
                    P= INITIAL INVESTMENT
                    TR= TOTAL RETURN SINCE INCEPTION

$10,000        TOTAL         (D)   GROWTH OF         (E)   GROWTH OF         (F)   GROWTH OF
INVESTED - P   RETURN - TR   $10,000 INVESTMENT- G   $50,000 INVESTMENT- G   $100,000 INVESTMENT- G
------------   -----------   ----------------------  ---------------------   ----------------------
 08-Jan-93           21.71         $12,171                        $60,855            $121,710
